UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21284

Nicholas-Applegate Convertible & Income Fund
(Exact name of registrant as specified in charter)
1345 Avenue of the Americas, New York,	New York 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28, 2007

Date of reporting period: February 28, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Report to Shareholders

Nicholas-Applegate Convertible & Income Fund

Nicholas-Applegate Convertible & Income Fund II

A n n u a l R e p o r t
F e b r u a r y 2 8, 2 0 0 7

Contents
Letter to Shareholders	1
Performance & Statistics	2-5
Schedules of Investments	6-16
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Notes to Financial Statements	20-25
Financial Highlights	26-27
Report of Independent Registered
Public Accounting Firm	28
Tax Information/Corporate Changes	29
Privacy Policy/Proxy Voting
Policies & Procedures	30
Dividend Reinvestment Plan	31
Board of Trustees	32-33
Principal Officers	34

Nicholas-Applegate Convertible & Income Funds Letter to Shareholders

April 16, 2007

Dear Shareholder:

We are pleased to provide you with the annual report for Nicholas-Applegate Convertible & Income Fund and Nicholas-Applegate Convertible & Income Fund II (collectively, the “Funds”) for the fiscal year ended February 28, 2007.

The convertible market finished the twelve-month period ended February 28, 2007 on a positive note, as measured by the Merrill Lynch All-Convertible Index, increasing 11.01% . For the period, the convertible market underperformed both the Dow Jones Industrial Average and the S&P 500 Index, but outperformed the NASDAQ Composite Index. U.S. debt markets, as represented by the Lehman Brothers Aggregate Bond Index, produced positive, though modest, returns during the twelve-month period.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. You will also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Nicholas-Applegate Capital Management, the Funds’ sub-adviser, we thank you for investing with us. We remain dedicated to serving your financial needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & Chief Executive Officer

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 1

Nicholas-Applegate Convertible & Income Fund Performance & Statistics
February 28, 2007 (unaudited)
  Nicholas-Applegate Convertible & Income Fund had a net asset value (“NAV”) and market price return of 13.46% and 14.60%, respectively, for the fiscal year ended February 28, 2007. Careful security selection was a key driver of the Fund performance. In the convertible portion of the portfolio, top performers were companies in the consumer discretionary and cyclical categories. In the high-yield portion of the portfolio, performance was attributable to a broad range of sectors with a brisk pace of upgrades fueling relative returns over the reporting period.

  Corporate credit markets generally delivered solid returns for the one-year period ended February 28, 2007. The convertible market finished the period on a positive note, as the Merrill Lynch All-Convertible Corporate Index increased 11.01%. During the same period, this measure of the convertible market slightly lagged the S&P 500, which returned 11.97%. The Merrill Lynch Master II Index, a gauge for the high yield market, returned 3.65%.

  Among high yield bonds, solid market performance was a result of ongoing confidence in the core fundamentals across the issuers in the market. Balance sheets have been healthy. Refinancing over the past three years has generally created lower interest-expense obligations and extended maturities. The default rate remains low and is not expected to change in the near future.

  The new issues calendar for high yield bonds has been significant; in November 2006 the tally for new issues was not only a record $29 billion, but $10 billion ahead of the record set in 1998.

  In the high yield portion of the portfolio, we experienced a brisk pace of upgrades in the high yield portion of the portfolio with nine positive rating actions in the fourth quarter of 2006 alone.

  In the convertible market, advancing U.S. equity and debt markets contributed to positive returns. Equities rallied through the period on healthy economic activity, solid corporate profits and the Fed’s decision to stop raising interest rates. All sectors posted positive returns in 2006 as companies continued to use strengthened balance sheets to improve shareholder value.

  Investors exhibited a preference for mid- and larger-capitalized convertibles, and convertible securities oriented to total return continued to outperform yield-oriented or busted convertibles.

  Despite a pickup in new issuance of convertible securities toward the end of the period, there was negative net new growth in the convertible market as solid equity market returns and low interest rates continue to drive calls, redemptions and tenders.

  We believe that convertibles remain a compelling investment. The economy is healthy, corporate balance sheets are solid, and defaults are low. The stock market reflects investor confidence in a positive economic outlook. We expect companies to use the high cash levels on their balance sheets and future free cash flow to boost shareholder value. Share buybacks, increased dividends and merger and acquisition activity are possible uses of excess cash issuers may deploy excess cash to fund share buybacks, an increase in dividends as well as merger and acquisition activity. Other catalysts for the equity markets could include such possible events as Fed rate cuts, a cooling of inflation, an expansion of market multiple expansion and healthy corporate profits.

2 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Fund Performance & Statistics
February 28, 2007 (unaudited)

Total Return (1) :	Market Price	Net Asset Value (“NAV”)
1 year	14.60%	13.46%
3 year	13.46%	9.96%
Commencement of Operations (3/31/03) to 2/28/07	15.16%	14.27%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (3/31/03) to 2/28/07	Market Price	$16.08
■ Market Price	NAV	$14.84
■ NAV	Premium to NAV	8.36%
	Market Price Yield (2)	9.33%

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to the total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current per share dividend to common shareholders by the market price per common share at February 28, 2007.

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 3

Nicholas-Applegate Convertible & Income Fund II Performance & Statistics
February 28, 2007 (unaudited)
  Nicholas-Applegate Convertible & Income Fund II had a net asset value (“NAV” ) and market price return of 13.64% and 13.99%, respectively, for the fiscal year ended February 28, 2007. Careful security selection was a key driver of the Fund performance. In the convertible portion of the portfolio, top performers were companies in the consumer discretionary and cyclical categories. In the high-yield portion of the portfolio, performance was attributable to a broad range of sectors with a brisk pace of upgrades fueling relative returns over the reporting period.

  Corporate credit markets generally delivered solid returns for the one-year period ended February 28, 2007. The convertible market finished the period on a positive note, as measured by the Merrill Lynch All-Convertible Corporate Index, increased 11.01%. During the same period, the convertible market slightly lagged the S&P 500, which returned 11.97%. The Merrill Lynch Master II Index, a gauge for the high yield market, returned 3.65%.
  Among high yield bonds, solid market performance was a result of ongoing confidence in the core fundamentals across the issuers in the market. Balance sheets have been healthy. Refinancing over the past three years has generally created lower interest-expense obligations and extended maturities. The default rate remains low and is not expected to change in the near future.

  The new issues calendar for high yield bonds has been significant; in November 2006 the tally for new issues was not only a record $29 billion, but $10 billion ahead of the record set in 1998.

  In the high yield portion of the portfolio, we experienced a brisk pace of upgrades in the high yield portion of the portfolio with nine positive rating actions in the fourth quarter of 2006 alone.

  In the convertible market, advancing U.S. equity and debt markets contributed to positive returns. Equities rallied through the period on healthy economic activity, solid corporate profits and the Fed's decision to stop raising interest rates. All sectors posted positive returns in 2006 as companies continued to use strengthened balance sheets to improve shareholder value.

  Investors exhibited a preference for mid- and larger-capitalized convertibles, and convertible securities oriented to total return continued to outperform yield-oriented or busted convertibles.

  Despite a pickup in new issuance of convertible securities toward the end of the period, there was negative net new growth in the convertible market as solid equity market returns and low interest rates continue to drive calls, redemptions and tenders.

  We believe that convertibles remain a compelling investment. The economy is healthy, corporate balance sheets are solid, and defaults are low. The stock market reflects investor confidence in a positive economic outlook. We expect companies to use the high cash levels on their balance sheets and future free cash flow to boost shareholder value. Share buybacks, increased dividends and merger and acquisition activity are possible uses of excess cash issuers may deploy excess cash to fund share buybacks, an increase in dividends as well as merger and acquisition activity. Other catalysts for the equity markets could include such possible events as from Fed rate cuts, a cooling of inflation, an expansion of market multiple expansion and healthy corporate profits.

4 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Fund II Performance & Statistics
February 28, 2007 (unaudited)

Total Return (1) :	Market Price	Net Asset Value (“NAV”)
1 year	13.99%	13.64%
3 year	11.81%	10.32%
Commencement of Operations (7/31/03) to 2/28/07	12.32%	12.74%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (7/31/03) to 2/28/07	Market Price	$15.42
■ Market Price	NAV	$14.91
■ NAV	Premium to NAV	3.42%
	Market Price Yield (2)	9.00%

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the begining of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the begining of the period and expressing the result as a percentage. The calculation assumes that all of the Fund ’ s income dividends and capital gain distributions have been reinvested at prices obtained under the dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to the total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current per share dividend to common shareholders by the market price per common share at February 28, 2007.

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 5

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2007

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES— 40.5%
	Advertising — 0.7%
$ 10,700	Affinion Group, Inc., 11.50%, 10/15/15	Caa1/B-	$11,609,500
	Apparel — 1.0%
	Levi Strauss & Co.,
2,000	9.75%, 1/15/15	B2/B	2,210,000
12,990	12.25%, 12/15/12	B2/B	14,337,713
			16,547,713
	Automotive — 1.7%
5,395	Exide Technologies, 10.50%, 3/15/13	Caa1/CC	5,462,438
10,180	General Motors Corp., 8.375%, 7/15/33	Caa1/B-	9,441,950
10,890	Goodyear Tire & Rubber Co., 11.25%, 3/1/11	B2	12,006,225
			26,910,613
	Chemicals — 1.8%
8,090	Georgia Gulf Corp., 10.75%, 10/15/16 (a)	B2/B	7,928,200
4,703	Huntsman LLC, 11.625%, 10/15/10	Ba3/BB-	5,102,755
	Lyondell Chemical Co.,
5,115	10.875%, 5/1/09	B2/B	5,178,938
5,435	1.125%, 7/15/12	Ba2/BB	5,815,450
5,125	PolyOne Corp., 10.625%, 5/15/10	B2/B+	5,426,094
			29,451,437
	Coal — 0.4%
7,090	James River Coal Co., 9.375%, 6/1/12	Caa3/CCC-	6,097,400
	Commercial Services — 2.0%
11,785	Cenveo Corp., 7.875%, 12/1/13	B3/B-	11,578,762
9,715	Hertz Corp., 10.50%, 1/1/16	B2/B	11,075,100
9,250	Vertrue, Inc., 9.25%, 4/1/14	Ba3/B	9,943,750
			32,597,612
	Computers — 0.5%
8,515	Unisys Corp., 8.00%, 10/15/12	B2/B+	8,600,150
	Electric — 2.6%
13,025	AES Corp., 9.50%, 6/1/09	B1/B	13,839,062
12,750	Mission Energy Holdings Co., 13.50%, 7/15/08	B2/B	13,913,438
12,630	PSEG Energy Holdings LLC, 10.00%, 10/1/09	Ba3/BB-	13,782,488
			41,534,988
	Electronics — 1.3%
8,375	IMAX Corp., 9.625%, 12/1/10	Caa1/B-	8,008,594
12,170	Stoneridge, Inc., 11.50%, 5/1/12	B2/B	12,915,412
			20,924,006
	Financial Services — 3.0%
11,080	Alamosa Delaware, Inc., 11.00%, 7/31/10	Baa3/BBB	11,883,776
8,185	AMR Holdings Co., 10.00%, 2/15/15	B3/B-	9,044,425
10,795	Ford Motor Credit Co., 7.00%, 10/1/13	B1/B	10,355,568
3,655	MedCath Holdings Corp., 9.875%, 7/15/12	Caa1/B-	3,919,987
11,865	Sally Holdings LLC, 10.50%, 11/15/16 (a)	Caa1/CCC+	12,280,275
			47,484,031

6 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2007

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Food Products — 0.8%
$ 12,805	Pilgrim’s Pride Corp., 9.625%, 9/15/11	B1/B	$13,413,237
	Healthcare — 1.0%
7,275	Alliance Imaging, Inc., 7.25%, 12/15/12	B3/B-	7,074,938
8,475	Hanger Orthopedic Group, Inc., 10.25%, 6/1/14	Caa2/CCC+	9,068,250
			16,143,188
	Home Builders — 0.8%
12,160	William Lyon Homes, Inc., 10.75%, 4/1/13	B3/B	12,129,600
	Home Furnishings — 0.7%
11,370	Central Garden & Pet Co., 9.125%, 2/1/13	B2/B	11,824,800
	Machinery — 0.9%
12,940	Case New Holland, Inc., 9.25%, 8/1/11	Ba3/BB	13,651,700
	Manufacturing — 0.5%
6,875	Clarke American Corp., 11.75%, 12/15/13	B3/B-	7,906,250
	Metals & Mining — 2.4%
7,710	AK Steel Corp., 7.875%, 2/15/09	B2/B+	7,690,725
11,665	Freeport-McMoRan Copper & Gold, Inc., 10.125%, 2/1/10	Ba2/BB+	12,160,763
8,310	PNA Group, Inc., 10.75%, 9/1/16 (a)	B3/B-	8,933,250
8,090	RathGibson, Inc., 11.25%, 2/15/14	B3/B-	8,656,300
			37,441,038
	Miscellaneous — 0.6%
9,477	Dow Jones CDX High Yield, 10.50%, 12/29/09 (a) (b)	NR/NR	10,235,161
	Multi-Media — 2.1%
12,870	CCH I LLC, 11.00%, 10/1/15	Caa2/CCC-	13,449,150
8,190	Lodgenet Entertainment Corp., 9.50%, 6/15/13	B3/B-	8,783,775
10,835	Sirius Satellite Radio, Inc., 9.625%, 8/1/13	Caa1/CCC	10,997,525
			33,230,450
	Office Furnishings — 0.8%
	Interface, Inc.,
5,375	9.50%, 2/1/14	B3/CCC+	5,791,562
6,490	10.375%, 2/1/10	B1/B	7,187,675
			12,979,237
	Packaging & Containers— 0.7%
10,785	Smurfit-Stone Container Enterprises, Inc., 9.75%, 2/1/11	B3/CCC+	11,148,994
	Paper Products — 1.3%
5,096	Buckeye Technologies, Inc., 9.25%, 9/15/08	Caa1/B	5,096,000
1,785	Neenah Paper, Inc., 7.375%, 11/15/14	B2/B+	1,731,450
12,945	NewPage Corp., 12.00%, 5/1/13	B3/CCC+	14,110,050
			20,937,500
	Pharmaceuticals — 0.5%
7,180	Leiner Health Products, Inc., 11.00%, 6/1/12	Caa1/CCC	7,610,800
	Pipelines — 0.9%
13,330	Sonat, Inc., 7.625%, 7/15/11	Ba3/B	14,263,100

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 7

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2007

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Retail — 4.7%
$ 14,420	Bon-Ton Stores, Inc., 10.25%, 3/15/14	B3/B-	$15,285,200
5,420	El Pollo Loco Finance Corp., 11.75%, 11/15/13	Caa1/CCC+	6,016,200
9,705	Michaels Stores, Inc., 10.00%, 11/1/14 (a)	B2/CCC	10,384,350
6,290	Mothers Work, Inc., 11.25%, 8/1/10	B3/B	6,604,500
9,710	Neiman-Marcus Group, Inc., 10.375%, 10/15/15	B3/B-	10,875,200
10,000	R.H. Donnelley, Inc., 10.875%, 12/15/12	B2/B	10,850,000
2,700	Rite Aid Corp., 8.625%, 3/1/15	Caa2/B-	2,625,750
10,900	Star Gas Partners L.P., 10.25%, 2/15/13, Ser. B	Caa3/CCC	11,608,500
			74,249,700
	Semi-Conductors — 0.8%
12,405	Freescale Semiconductor, Inc., 10.125%, 12/15/16 (a)	B2/B	12,699,619
	Telecommunications — 5.0%
8,475	Hawaiian Telcom Communications, Inc., 12.50%, 5/1/15, Ser. B	B3/CCC+	9,513,187
12,400	Intelsat Bermuda Ltd, 11.25%, 6/15/16 (a)	Caa1/B	14,043,000
12,805	Level 3 Financing, Inc., 12.25%, 3/15/13	B3/CCC+	14,949,837
13,800	Millicom International Cellular S.A., 10.00%, 12/1/13	B2/B-	15,145,500
12,680	Nortel Networks Ltd, 10.75%, 7/15/16 (a)	B3/B-	14,138,200
11,100	West Corp., 11.00%, 10/15/16 (a)	Caa1/B-	12,015,750
			79,805,474
	Travel Services — 1.0%
14,560	TDS Investor Corp., 11.875%, 9/1/16 (a)	Caa1/B-	16,125,200

	Total Corporate Bonds & Notes (cost-$617,779,232)		647,552,498

CONVERTIBLE PREFERRED STOCK — 35.9%
Shares
(000)
	Agriculture — 1.2%
165	Bunge Ltd, 4.875%, 12/31/49	Ba1	18,571,863
	Automotive — 2.9%
511	Ford Motor Co., Capital Trust II, 6.50%, 1/15/32	Caa2/CCC-	18,849,368
	General Motors Corp.,
785	5.25%, 3/6/32, Ser. B	Caa1/B-	16,665,550
450	6.25%, 7/15/33	Caa1/B-	10,458,000
			45,972,918
	Banking — 1.0%
289	Washington Mutual Capital Trust, 5.375%, 5/1/41, Ser. UNIT	A3	16,106,639
	Commercial Services — 0.9%
305	United Rentals, Inc., 6.50%, 8/1/28	B3	15,011,991
	Electric — 4.7%
445	AES Trust III, 6.75%, 10/15/29	B3	21,629,430
342	Entergy Corp., 7.625%, 2/17/09	NR/BBB	21,124,544
110	NRG Energy, Inc., 5.75%, 3/16/09	B2	33,377,719
			76,131,693

8 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2007

Shares		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Financial Services — 13.7%
560	Citigroup Funding, Inc., 4.583%, 9/27/08, Ser. GNW (c)	Aa1 /AA	$18,586,400
585	E*Trade Financial Corp., 6.125%, 11/18/08	Ba3 /NR	17,623,125
	Goldman Sachs Group, Inc.,
684	12.00%, 12/12/07, Ser. CSCO (Cisco Systems, Inc.) (d)	NR/NR	17,442,807
794	20.00%, 12/31/07 (Time Warner, Inc.) (d)	NR/NR	15,832,791
450	20.00%, 3/6/08 (EchoStar Communications Corp.) (d)	Aa3 /NR	18,447,480
325	Lazard Ltd, 6.625%, 5/15/08	Ba1 /NR	14,528,272
	Lehman Brothers Holdings, Inc.,
610	6.25%, 10/15/07, Ser. GIS (General Mills, Inc.) (d)	A1 /A+	16,628,600
261	20.00%, 8/15/07, Ser. UTX (United Technologies Corp.) (d)	A1 /A+	15,394,857
434	20.00%, 2/24/08 (Hewlett-Packard Co.) (d)	A1 /A+	17,566,470
	Morgan Stanley,
540	20.00%, 6/2/07 (The Walt Disney Co.) (d)	Aa3 /A+	15,792,300
243	20.00%, 12/15/07 (Exxon Mobil Corp.) (d)	Aa3 /A+	16,915,779
517	20.00%, 1/31/08 (AT&T, Inc.) (d)	Aa3 /A+	18,511,026
36	20.00%, 3/8/08 (Google, Inc.) (d)	NR/NR	16,316,478
			219,586,385
	Insurance — 5.0%
425	Genworth Financial, Inc., 6.00%, 5/16/07	A2 /A	16,018,250
614	Metlife, Inc., 6.375%, 8/15/08	NR/BBB+	19,623,186
687	Platinum Underwriters Holdings Ltd, 6.00%, 2/15/09, Ser. A	NR/BB+	21,297,000
967	XL Capital Ltd, 6.50%, 5/15/07	A3 /A-	22,674,090
			79,612,526
	Oil & Gas — 1.3%
203	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	21,758,450
	Pharmaceuticals — 1.1%
306	Schering-Plough Corp., 6.00%, 9/14/07	Baa3/BBB	17,016,426
	Real Estate — 1.1%
677	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A, REIT	B2 /B-	17,173,800
	Retail — 0.7%
7	Blockbuster, Inc., 7.50%, 12/31/49	NR/NR	10,937,500
	Telecommunications — 1.2%
330	Crown Castle International Corp., 6.25%, 8/15/12	NR/NR	18,892,500
	Waste Disposal — 1.1%
51	Allied Waste Industries, Inc., 6.25%, 3/1/08, Ser. D	B3 /B	17,250,675

	Total Convertible Preferred Stock (cost-$557,112,738)		574,023,366

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 9

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 28, 2007

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
CONVERTIBLE BONDS & NOTES — 16.3%
	Banking — 1.0%
$ 16,000	UBS AG Jersey Branch, 22.00%, 8/15/07 (a)	NR/NR	$15,720,000
	Commercial Services — 3.0%
9,100	Bowne & Co., Inc., 5.00%, 10/1/33	B2 /B-	9,586,850
13,440	Memberworks, Inc., 5.50%, 10/1/10	NR/B-	17,337,600
20,614	Quebecor World USA, Inc., 6.00%, 10/1/07	Caa1/B-	20,510,930
			47,435,380
	Computers — 1.1%
16,400	Maxtor Corp., 6.80%, 4/30/10	Ba1 /NR	18,532,000
	Electric — 1.3%
6,075	PG&E Corp., 9.50%, 6/30/10	NR/NR	20,366,438
	Oil & Gas — 1.2%
14,100	Devon Energy Corp., 4.95%, 8/15/08	Baa2/BBB	18,594,375
	Retail — 1.3%
21,008	Sonic Automotive, Inc., 5.25%, 5/7/09	B2 /B	20,692,880
	Semi-Conductors — 1.0%
4,363	Amkor Technology, Inc., 5.00%, 3/15/07, Ser. AMKR	NR/CCC	4,379,361
12,250	Fairchild Semiconductor Corp., 5.00%, 11/1/08	NR/B	12,173,438
			16,552,799
	Telecommunications — 6.4%
15,900	CenturyTel, Inc., 4.75%, 8/1/32	Baa2/BBB	18,287,385
3,200	Ciena Corp., 3.75%, 2/1/08	B2 /B	3,144,000
20,550	Level 3 Communications, Inc., 6.00%, 3/15/10	Caa3/CCC	19,650,937
24,600	Lucent Technologies, Inc., 8.00%, 8/1/31	B2 /B	24,846,000
20,500	Nextel Communications, Inc., 5.25%, 1/15/10	Baa3/BBB	20,448,750
16,845	Nortel Networks Corp., 4.25%, 9/1/08	B3 /B-	16,529,156
			102,906,228

	Total Convertible Bonds & Notes (cost-$250,772,731)		260,800,100

U.S. GOVERNMENT SECURITIES— 3.3%
	United States Treasury Notes,
33,890	10.375%, 11/15/12		35,127,798
16,275	12.00%, 8/15/13		17,939,379
	Total U.S. Government Securities (cost-$56,233,703)		53,067,177

SHORT-TERM INVESTMENTS — 4.0%
	Corporate Bonds & Notes— 0.7%
	Hotels/Gaming — 0.7%
10,500	Mandalay Resort Group, Inc., 10.25%, 8/1/07, Ser. B	B1 /B+	10,683,750
	(cost-$10,640,779)
	Time Deposit — 3.3%
53,419	Bank of America — London, 4.64%, 3/1/07		53,418,533
	(cost-$53,418,533)

	Total Short-Term Investments (cost-$64,059,312)		64,102,283

	Total Investments (cost-$1,545,957,716) — 100.0%		$1,599,545,424

10 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 28, 2007

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES — 39.2%
	Advertising — 0.7%
$ 9,150	Affinion Group, Inc., 11.50%, 10/15/15	Caa1/B-	$9,927,750
	Apparel — 1.0%
	Levi Strauss & Co.,
2,000	9.75%, 1/15/15	B2/B	2,210,000
11,010	12.25%, 12/15/12	B2/B	12,152,288
			14,362,288
	Automotive — 1.6%
4,605	Exide Technologies, 10.50%, 3/15/13	Caa1/CC	4,662,563
8,735	General Motors Corp., 8.375%, 7/15/33	Caa1/B-	8,101,713
9,260	Goodyear Tire & Rubber Co., 11.25%, 3/1/11	B2/B-	10,209,150
			22,973,426
	Chemicals — 1.8%
6,910	Georgia Gulf Corp., 10.75%, 10/15/16 (a)	B2/B	6,771,800
3,998	Huntsman LLC, 11.625%, 10/15/10	Ba3/BB-	4,337,830
	Lyondell Chemical Co.,
4,315	10.875%, 5/1/09	B2/B	4,368,937
4,565	11.125%, 7/15/12	Ba2/BB	4,884,550
4,765	PolyOne Corp., 10.625%, 5/15/10	B2/B+	5,044,944
			25,408,061
	Coal — 0.4%
6,270	James River Coal Co., 9.375%, 6/1/12	Caa3/CCC-	5,392,200
	Commercial Services — 2.0%
10,090	Cenveo Corp., 7.875%, 12/1/13	B3/B-	9,913,425
8,285	Hertz Corp., 10.50%, 1/1/16 (a)	B2/B	9,444,900
8,280	Vertrue, Inc., 9.25%, 4/1/14	Ba3/B	8,901,000
			28,259,325
	Computers — 0.5%
7,235	Unisys Corp., 8.00%, 10/15/12	B2/B+	7,307,350
	Electric — 2.4%
10,645	AES Corp., 9.50%, 6/1/09	B1/B	11,310,312
10,250	Mission Energy Holdings Co., 13.50%, 7/15/08	B2/B	11,185,313
10,570	PSEG Energy Holdings LLC, 10.00%, 10/1/09	Ba3/BB-	11,534,512
			34,030,137
	Electronics — 1.3%
7,505	IMAX Corp., 9.625%, 12/1/10	Caa1/B-	7,176,656
10,335	Stoneridge, Inc., 11.50%, 5/1/12	B2/B	10,968,019
			18,144,675
	Financial Services — 2.8%
9,400	Alamosa Delaware, Inc., 11.00%, 7/31/10	Baa3/BBB	10,081,904
6,295	AMR Holdings Co., 10.00%, 2/15/15	B3/B-	6,955,975
9,205	Ford Motor Credit Co., 7.00%, 10/1/13	B1/B	8,830,292
3,223	MedCath Holdings Corp., 9.875%, 7/15/12	Caa1/B-	3,456,667
10,135	Sally Holdings LLC, 10.50%, 11/15/16 (a)	Caa1/CCC+	10,489,725
			39,814,563

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 11

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 28, 2007

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Food Products — 0.8%
$ 10,815	Pilgrim ’ s Pride Corp., 9.625%, 9/15/11	B1/B	$11,328,713
	Healthcare — 1.0%
6,325	Alliance Imaging, Inc., 7.25%, 12/15/12	B3/B-	6,151,062
7,525	Hanger Orthopedic Group, Inc., 10.25%, 6/1/14	Caa2/CCC+	8,051,750
			14,202,812
	Home Builders — 0.7%
10,260	William Lyon Homes, Inc., 10.75%, 4/1/13	B3/B	10,234,350
	Home Furnishings — 0.7%
9,670	Central Garden & Pet Co., 9.125%, 2/1/13	B2/B	10,056,800
	Machinery — 0.8%
10,730	Case New Holland, Inc., 9.25%, 8/1/11	Ba3/BB	11,320,150
	Manufacturing — 0.5%
5,825	Clarke American Corp., 11.75%, 12/15/13	B3/B-	6,698,750
	Metals & Mining — 2.3%
6,490	AK Steel Corp., 7.875%, 2/15/09	B2/B+	6,473,775
9,835	Freeport-McMoRan Copper & Gold, Inc., 10.125%, 2/1/10	Ba2/BB+	10,252,988
7,090	PNA Group, Inc., 10.75%, 9/1/16 (a)	B3/B-	7,621,750
6,910	RathGibson, Inc., 11.25%, 2/15/14	B3/B-	7,393,700
			31,742,213
	Miscellaneous — 0.5%
6,723	Dow Jones CDX High Yield, 10.50%, 12/29/09 (a) (b)	NR/NR	7,260,839
	Multi-Media — 2.1%
12,291	CCH I LLC, 11.00%, 10/1/15	Caa2/CCC-	12,844,095
6,985	Lodgenet Entertainment Corp., 9.50%, 6/15/13	B3/B-	7,491,412
9,165	Sirius Satellite Radio, Inc., 9.625%, 8/1/13	Caa1/CCC	9,302,475
			29,637,982
	Office Furnishings — 0.8%
	Interface, Inc.,
4,625	9.50%, 2/1/14	B3/CCC+	4,983,438
5,625	10.375%, 2/1/10	B1/B	6,229,688
			11,213,126
	Packaging & Containers— 0.7%
9,215	Smurfit-Stone Container Enterprises, Inc., 9.75%, 2/1/11	B3/CCC+	9,526,006
	Paper Products — 1.1%
4,013	Buckeye Technologies, Inc., 9.25%, 9/15/08	Caa1/B	4,013,000
11,055	NewPage Corp., 12.00%, 5/1/13	B3/CCC+	12,049,950
			16,062,950
	Pharmaceuticals — 0.5%
6,085	Leiner Health Products, Inc., 11.00%, 6/1/12	Caa1/CCC	6,450,100
	Pipelines — 0.9%
12,240	Sonat, Inc., 7.625%, 7/15/11	Ba3/B	13,096,800

12 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 28, 2007

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Retail — 4.6%
$ 12,160	Bon-Ton Stores, Inc., 10.25%, 3/15/14	B3/B-	$12,889,600
4,580	El Pollo Loco Finance Corp., 11.75%, 11/15/13	Caa1/CCC+	5,083,800
8,295	Michaels Stores, Inc., 10.00%, 11/1/14 (a)	B2/CCC	8,875,650
5,221	Mothers Work, Inc., 11.25%, 8/1/10	B3/B	5,482,050
8,290	Neiman-Marcus Group, Inc., 10.375%, 10/15/15	B3/B-	9,284,800
10,000	R.H. Donnelley, Inc., 10.875%, 12/15/12	B2/B	10,850,000
2,300	Rite Aid Corp., 8.625%, 3/1/15	Caa2/B-	2,236,750
9,190	Star Gas Partners L.P., 10.25%, 2/15/13, Ser. B	Caa3/CCC	9,787,350
			64,490,000
	Semi-Conductors — 0.8%
10,595	Freescale Semiconductor, Inc., 10.125%, 12/15/16 (a)	B2/B	10,846,631
	Telecommunications — 4.9%
7,225	Hawaiian Telcom Communications, Inc., 12.50%, 5/1/15, Ser. B	B3/CCC+	8,110,063
10,600	Intelsat Bermuda Ltd, 11.25%, 6/15/16 (a)	Caa1/B	12,004,500
10,948	Level 3 Financing, Inc., 12.25%, 3/15/13	B3/CCC+	12,781,790
12,350	Millicom International Cellular S.A., 10.00%, 12/1/13	B2/B-	13,554,125
10,820	Nortel Networks Ltd, 10.75%, 7/15/16 (a)	B3/B-	12,064,300
9,475	West Corp., 11.00%, 10/15/16 (a)	Caa1/B-	10,256,687
			68,771,465
	Travel Services — 1.0%
12,440	TDS Investor Corp., 11.875%, 9/1/16 (a)	Caa1/B-	13,777,300

	Total Corporate Bonds & Notes (cost-$529,533,786)		552,336,762

CONVERTIBLE PREFERRED STOCK — 35.3%
Shares
(000)
	Agriculture — 1.2%
148	Bunge Ltd, 4.875%, 12/31/49	Ba1/BB	16,679,763
	Automotive — 2.3%
483	Ford Motor Co., Capital Trust II, 6.50%, 1/15/32	Caa2/CCC-	17,809,352
680	General Motors Corp., 5.25%, 3/6/32, Ser. B	Caa1/B-	14,436,400
			32,245,752
	Banking — 1.0%
263	Washington Mutual Capital Trust, 5.375%, 5/3/41, Ser. UNIT	A3/BBB	14,629,125
	Commercial Services — 1.0%
287	United Rentals, Inc., 6.50%, 8/1/28	B3/B-	14,126,033
	Electric — 3.7%
350	AES Trust III, 6.75%, 10/15/29	B3/B	16,992,990
278	Entergy Corp., 7.625%, 2/17/09	NR/BBB	17,191,520
58	NRG Energy, Inc., 5.75%, 3/16/09	B2/CCC+	17,639,250
			51,823,760

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 13

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 28, 2007

Shares		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Financial Services — 14.2%
490	Citigroup Funding, Inc., 4.583%, 9/27/08, Ser. GNW (c)	Aa1/AA	$16,263,100
522	E*Trade Financial Corp., 6.125%, 11/18/08	Ba3/NR	15,738,806
	Goldman Sachs Group, Inc.,
616	12.00%, 12/12/07, Ser. CSCO (Cisco Systems, Inc.) (d)	NR/NR	15,690,624
716	20.00%, 12/31/07 (Time Warner, Inc.) (d)	NR/NR	14,275,859
404	20.00%, 3/6/08 (Echostar Communications Corp.) (d)	Aa3/NR	16,578,313
292	Lazard Ltd, 6.625%, 5/15/08	Ba1/NR	13,058,418
	Lehman Brothers Holdings, Inc.,
650	6.25%, 10/15/07, Ser. GIS (General Mills, Inc.) (d)	A1/A+	17,719,000
235	20.00%, 8/15/07, Ser. UTX (United Technologies Corp.) (d)	A1/A+	13,865,603
390	20.00%, 2/24/08 (Hewlett-Packard Co.) (d)	A1/A+	15,789,938
	Morgan Stanley,
492	20.00%, 6/2/07 (The Walt Disney) (d)	Aa3/A+	14,391,464
219	20.00%, 12/15/07 (Exxon Mobil Corp.) (d)	Aa3/A+	15,230,283
465	20.00%, 1/31/08 (AT&T, Inc.) (d)	Aa3/A+	16,651,118
32	20.00%, 3/8/08 (Google, Inc.) (d)	NR/NR	14,644,152
			199,896,678
	Insurance — 5.4%
508	Genworth Financial, Inc., 6.00%, 5/16/07	A2/A	19,127,675
526	Metlife, Inc., 6.375%, 8/15/08	NR/BBB+	16,800,235
598	Platinum Underwriters Holdings Ltd, 6.00%, 2/15/09, Ser. A	NR/BB+	18,538,000
897	XL Capital Ltd, 6.50%, 5/15/07	A3/A-	21,031,890
			75,497,800
	Oil & Gas — 1.0%
138	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	14,744,600
	Pharmaceuticals — 1.2%
304	Schering-Plough Corp., 6.00%, 9/14/07	Baa3/BBB	16,945,948
	Real Estate — 1.1%
606	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A, REIT	B2/B-	15,364,563
	Retail — 0.7%
7	Blockbuster, Inc., 7.50%, 12/31/49	NR/NR	10,546,875
	Telecommunications — 1.3%
310	Crown Castle International Corp., 6.25%, 8/15/12	NR/NR	17,747,500
	Waste Disposal — 1.2%
51	Allied Waste Industries, Inc., 6.25%, 3/1/08, Ser. D	B3/B	17,182,625

	Total Convertible Preferred Stock (cost-$482,455,707)		497,431,022

14 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 28, 2007

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
CONVERTIBLE BONDS & NOTES — 18.0%
	Banking — 1.2%
$ 18,000	UBS AG Jersey Branch, 22.00%, 8/15/07	(a) NR/NR	$17,685,000
	Commercial Services — 3.0%
10,125	Bowne & Co., Inc., 5.00%, 10/1/33	B2/B-	10,666,688
11,000	Memberworks, Inc., 5.50%, 10/1/10	NR/B-	14,190,000
17,985	Quebecor World USA, Inc., 6.00%, 10/1/07	Caa1/B-	17,895,075
			42,751,763
	Computers — 1.2%
14,400	Maxtor Corp., 6.80%, 4/30/10	Ba1/NR	16,272,000
	Electric — 1.3%
5,425	PG&E Corp., 9.50%, 6/30/10	NR/NR	18,187,312
	Oil & Gas — 1.2%
12,500	Devon Energy Corp., 4.95%, 8/15/08	Baa2/BBB	16,484,375
	Retail — 1.3%
18,535	Sonic Automotive, Inc., 5.25%, 5/7/09	B2/B	18,256,975
	Semi-Conductors — 1.9%
14,300	Amkor Technology, Inc., 5.00%, 3/15/07, Ser. AMKR	NR/CCC	14,353,625
12,250	Fairchild Semiconductor Corp., 5.00%, 11/1/08	NR/B	12,173,437
			26,527,062
	Telecommunications — 6.9%
16,600	CenturyTel, Inc., 4.75%, 8/1/32	Baa2/BBB	19,092,490
2,800	Ciena Corp., 3.75%, 2/1/08	B2/B	2,751,000
20,000	Level 3 Communications, Inc., 6.00%, 3/15/10	Caa3/CCC	19,125,000
21,800	Lucent Technologies, Inc., 8.00%, 8/1/31	B2/B	22,018,000
18,500	Nextel Communications, Inc., 5.25%, 1/15/10	Baa3/BBB	18,453,750
15,440	Nortel Networks Corp., 4.25%, 9/1/08	B3/B-	15,150,500
			96,590,740

	Total Convertible Bonds & Notes (cost-$245,027,678)		252,755,227

U.S. GOVERNMENT SECURITIES — 3.2%
	United States Treasury Notes,
28,960	10.375%, 11/15/12		30,017,735
13,725	12.00%, 8/15/13		15,128,601
	Total U.S. Government Securities (cost-$47,830,703)		45,146,336

SHORT-TERM INVESTMENTS — 4.3%
	Corporate Bonds & Notes— 0.8%
	Hotels/Gaming — 0.8%
11,080	Mandalay Resort Group, Inc., 10.25%, 8/1/07, Ser. B	B1/B+	11,273,900
	(cost-$11,224,216)
	Time Deposit — 3.5%
49,753	JP Morgan — Grand Cayman, 4.64%, 3/1/07		49,753,843
	(cost-$49,753,843)

	Total Short-Term Investments (cost-$60,978,059)		61,027,743

	Total Investments (cost-$1,365,825,933) — 100.0%		$1,408,697,090

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 15

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 28, 2007

Notes to Schedule of Investments

*	Unaudited
(a)	144A-security - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.
(b)	Credit-linked trust certificate.
(c)	Variable rate security. Interest rate disclosed reflects the rate in effect on February 28, 2007.
(d)	Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

Glossary:
NR — Not Rated
REIT — Real Estate Investment Trust

16 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07 | See accompanying Notes to Financial Statements

Nicholas-Applegate Convertible & Income Funds Statements of Assets and Liabilities
February 28, 2007

	Convertible &	Convertible &
	Income	Income II
Assets:
Investments, at value (cost — $1,545,957,716 and
$1,365,825,933, respectively)	$1,599,545,424	$1,408,697,090
Interest and dividends receivable	22,809,652	19,932,080
Receivable for investments sold	10,441,641	9,414,934
Interest rate cap premium paid	6,580,547	6,329,859
Unrealized appreciation on interest rate caps	3,537,029	3,460,000
Prepaid expenses	79,090	76,557
Total Assets	1,642,993,383	1,447,910,520

Liabilities:
Payable for investments purchased	57,653,193	55,870,591
Dividends payable to common and preferred shareholders	9,117,785	7,080,670
Investment management fees payable	849,332	746,567
Accrued expenses	223,586	198,853
Total Liabilities	67,843,896	63,896,681
Preferred Shares ($0.00001 par value; $25,000 net asset and
liquidation value per share applicable to 21,000 and 20,200 shares
issued and outstanding, respectively)	525,000,000	505,000,000
Net Assets Applicable to Common Shareholders	$1,050,149,487	$879,013,839

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share applicable to 70,746,893 and 58,958,731
shares issued and outstanding, respectively)	$707	$590
Paid-in-capital in excess of par	1,011,018,020	838,368,448
Undistributed (dividends in excess of) net investment income	(1,602,715)	8,330,487
Accumulated net realized loss	(16,391,262)	(14,016,843)
Net unrealized appreciation of investments and interest rate caps	57,124,737	46,331,157
Net Assets Applicable to Common Shareholders	$1,050,149,487	$879,013,839
Net Asset Value Per Common Share	$14.84	$14.91

See accompanying Notes to Financial Statements | 2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 17

Nicholas-Applegate Convertible & Income Funds Statements of Operations
February 28, 2007

	Convertible &	Convertible &
	Income	Income II
Investment Income:
Interest	$80,884,334	$69,956,213
Dividends	46,232,631	38,692,313
Other income	1,991,409	1,805,755
Total Investment Income	129,108,374	110,454,281

Expenses:
Investment management fees	10,825,818	9,524,115
Auction agent fees and commissions	1,338,225	1,291,816
Shareholder communications	184,545	138,440
Custodian and accounting agent fees	174,990	163,900
Audit and tax services	92,350	127,850
Trustees ’ fees and expenses	74,825	65,350
New York Stock Exchange listing fees	63,940	50,355
Legal fees	40,150	36,295
Insurance expense	38,314	29,860
Transfer agent fees	36,500	32,850
Investor relations	33,560	27,830
Miscellaneous	23,885	16,925
Total expenses	12,927,102	11,505,586

Net Investment Income	116,181,272	98,948,695

Realized and Change in Unrealized Gain:
Net realized gain on:
Investments	4,902,384	3,315,194
Interest rate caps	3,953,025	3,802,432
Net change in unrealized appreciation/depreciation of:
Investments	31,087,661	29,748,172
Interest rate caps	(1,389,798)	(1,279,015)
Net realized and change in unrealized gain on
investments and interest rate caps	38,553,272	35,586,783
Net Increase in Net Assets Resulting from
Investment Operations	154,734,544	134,535,478

Dividends on Preferred Shares from:
Net investment income	(24,125,321)	(22,519,793)
Net realized gains	(1,803,699)	(2,416,506)
Total dividends and distributions on Preferred Shares	(25,929,020)	(24,936,299)
Net Increase in Net Assets Applicable to
Common Shareholders Resulting from
Investment Operations	$128,805,524	$109,599,179

18 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07 | See accompanying Notes to Financial Statements

Nicholas-Applegate Convertible & Income Funds Statements of Changes in Net Assets Applicable to Common Shareholders

	Convertible & Income		Convertible & Income II
				For the period
				July 1, 2005
	Years ended		Year Ended	through
	February 28,		February 28,	February 28,
	2007	2006	2007	2006 *

Investment Operations:
Net investment income	$116,181,272	$103,017,768	$98,948,695	$60,146,487
Net realized gain on investments and
interest rate caps	8,855,409	24,039,690	7,117,626	33,513,573
Net change in unrealized appreciation/
depreciation of investments and interest
rate caps	29,697,863	(55,836,067)	28,469,157	(862,905)
Net increase in net assets resulting
from investment operations	154,734,544	71,221,391	134,535,478	92,797,155

Dividends and Distributions on
Preferred Shares from:
Net investment income	(24,125,321)	(17,331,721)	(22,519,793)	(10,113,694)
Net realized gains	(1,803,699)	(1,272,471)	(2,416,506))	(2,619,976)
Total dividends and distributions on
preferred shares	(25,929,020)	(18,604,192)	(24,936,299)	(12,733,670)
Net increase in net assets applicable to
common shareholders resulting from
investment operations	128,805,524	52,617,199	109,599,179	80,063,485

Dividends and Distributions to
Common Shareholders from:
Net investment income	(105,087,315)	(130,588,596)	(82,967,363)	(60,083,257)
Net realized gains	(13,590,252)	(15,782,779)	(14,356,454)	(15,188,931)
Total dividends and distributions
to common shareholders	(118,677,567)	(146,371,375)	(97,323,817)	(75,272,188)

Capital Share Transactions:
Reinvestment of dividends and distributions	22,242,952	25,531,435	15,969,069	11,068,696
Total increase (decrease) in net assets
applicable to common shareholders	32,370,909	(68,222,741)	28,244,431	15,859,993

Net Assets Applicable to
Common Shareholders:
Beginning of period	1,017,778,578	1,086,001,319	850,769,408	834,909,415
End of period (including undistributed
(dividends in excess of) net investment
income of $(1,602,715), $(2,256,453);
$(8,330,487) and $2,759,510, respectively)	$1,050,149,487	$1,017,778,578	$879,013,839	$850,769,408
Common shares issued in reinvestment
of dividends and distributions	1,476,599	1,705,242	1,085,156	744,597

*  Represents the eight months ended February 28, 2006. During the period, the Fund's fiscal year-end was changed to February 28 from June 30.

See accompanying Notes to Financial Statements | 2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 19

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2007

1. Organization and Significant Accounting Policies

Nicholas-Applegate Convertible & Income Fund (“Convertible & Income”) and Nicholas-Applegate Convertible & Income Fund II (“ Convertible & Income II”), collectively referred to as the “Funds ” , were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively. In December 2005, Convertible & Income II changed its fiscal year end from June 30 to February 28. Prior to commencing operations on March 31, 2003 and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ Investment Manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value common stock authorized.

Each Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been asserted. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction) and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the date of effectiveness. The Funds’ management has recently begun to evaluate the application of the Interpretation and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Funds will be required to comply with the Interpretation by August 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS ”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the SFAS 157 against their current valuation policies to determine future applicability.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at

20 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2007

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments (continued) amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Each Fund ’ s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE” ) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on corporate bonds and notes purchased are accreted and amortized, respectively to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date, except for certain Convertible Preferred Stock which record these dividends when the information becomes available.

(c) Federal Income Taxes

The Funds intend to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax ” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trusts’ receipt of payments from, and the trusts’ potential obligations to, the counterparties to the derivative instruments and other securities in which the trusts invest.

(f) Interest Rate Caps

In an interest rate cap, one party pays a fee while the other party pays the excess, if any, of a floating rate over a specified fixed rate. Interest rate caps are intended to manage the Funds’ exposure to changes in short-term interest rates and hedge the Auction Preferred Shares. Owning interest rate caps reduces the Funds’ duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on distributions involves protection from rising short-term rates, which the Funds experience primarily in the form of leverage. The Funds are exposed to credit loss in the event of non-performance by the other party to the interest rate cap. Premiums paid by the Funds are recognized as an asset and amortized into realized loss over the life of the interest rate cap. Changes in the value of the interest rate caps are recognized as unrealized appreciation or depreciation. Periodic payments received during periods the floating rate exceeds the specific fixed rate are recognized into realized gain.

(g) Concentration of Risk

It is the Funds’ policy to invest a significant portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Funds to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 21

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2007

2. Investment Manager/Sub-Adviser

The Funds have entered into Investment Management Agreements (the “Agreements ”) with the Investment Manager. Subject to the supervision of the Funds ’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Funds pay the Investment Manager an annual fee, payable monthly, at the annual rate of 0.70% of the Funds’ average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained its affiliate, Nicholas-Applegate Capital Management LLC (the “ Sub-Adviser”), to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds ’ investment decisions. For its services pursuant to Sub-Advisory Agreements, the Investment Manager, and not the Funds, pays the Sub-Adviser a monthly fee.

3. Investment in Securities

For the year ended February 28, 2007, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Convertible & Income	Convertible & Income II
Purchases	$1,048,776,911	$836,933,986
Sales	1,001,127,381	786,994,761
For the year ended February 28, 2007, purchases and sales of U.S. government obligations were:
	Convertible & Income	Convertible & Income II
Purchases	$24,145,684	$20,634,347
Sales	5,980,669	4,913,081

(a) Interest rate cap agreements outstanding at February 28, 2007:

Convertible & Income:
	Notional	Termination		Payment received	Unrealized
Counterparty	Amount	Date	Premium	by Fund	Appreciation
UBS AG	$525,000,000	1/15/08	$6,580,547	1 month LIBOR-BBA	$3,537,029
				over 3% strike price
Convertible & Income II:
	Notional	Termination		Payment received	Unrealized
Counterparty	Amount	Date	Premium	by Fund	Appreciation
UBS AG	$505,000,000	1/15/08	6,329,859	1 month LIBOR-BBA	$3,460,000
				over 3% strike price

LIBOR — London Interbank Offered Rate

22 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2007

4. Income Tax Information
The tax character of dividends and distributions paid were:

Convertible & Income:

	Year ended	Year ended
	February 28, 2007	February 28, 2006
Ordinary Income	$129,212,623	$147,920,317
Long-Term Capital Gains	$15,393,964	$17,055,250

At February 28, 2007, the tax character of distributable earnings of $891,877 was comprised of ordinary income.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized capital losses of $65,575, arising after October 31, 2006. Such losses are treated as rising on March 1, 2007.

For the year ended February 28, 2007, permanent differences are primarily attributable to the differing treatment of premium amortization, convertible preferred securities, consent payments, an interest rate cap premium amortization and periodic payments. These adjustments were to decrease dividends in excess of net investment income and to increase accumulated realized loss by $13,685,102.

The cost basis of portfolio securities for federal income tax purposes is $1,562,134,836. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $64,486,912; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $27,076,324; net unrealized appreciation for federal income tax purposes is $37,410,588. The difference between book and the tax basis unrealized appreciation is attributable to wash sales, amortization of premium and the differing treatment of convertible preferred securities.

At February 28, 2007, Convertible & Income had a capital loss carryforward of $1,830,527, which will expire in 2015, available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The tax character of dividends and distributions paid were:

Convertible & Income II:

	Year ended	Eight Months ended
	February 28, 2007	February 28, 2006
Ordinary Income	$105,487,674	$71,532,886
Long-Term Capital Gains	$16,772,442	$16,472,972

At February 28, 2007, the tax character of distributable earnings of $11,729,674 comprised of ordinary income.

For the year ended February 28, 2007, permanent differences are primarily attributable to the differing treatment of premium amortization, convertible preferred securities, consent payments, an interest rate cap premium amortization and periodic payments. These adjustments were to increase undistributed net investment income and to increase accumulated net realized loss of $12,109,438.

The cost basis of portfolio securities for federal income tax purposes is $1,380,893,851. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $52,389,565; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $24,586,326; net unrealized appreciation for federal income tax purposes is $27,803,239. The difference between book and the tax basis unrealized appreciation is attributable to wash sales, amortization of premium and the differing treatment of convertible preferred securities.

At February 28, 2007, Convertible & Income II had a capital loss carryforward of $1,751,653 which will expire in 2015, available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

5. Auction Preferred Shares

Convertible & Income has issued 4,200 shares of Preferred Shares Series A, 4,200 shares of Preferred Shares Series B, 4,200 shares of Preferred Shares Series C, 4,200 shares of Preferred Shares Series D, and 4,200 shares of Preferred Shares Series E each with a liquidation preference value of $25,000 per share plus accrued dividends.

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 23

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2007

5. Auction Preferred Shares (continued)

Convertible & Income II has issued 4,040 shares of Preferred Shares Series A, 4,040 shares of Preferred Shares Series B, 4,040 shares of Preferred Shares Series C, 4,040 shares of Preferred Shares Series D, and 4,040 shares of Preferred Shares Series E each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized long-term gains, if any, are paid annually.

Convertible & Income:

For the year ended February 28, 2007, the annualized dividend rate ranged from:

	High	Low	At 2/28/07
Series A	5.32%	4.37%	5.03%
Series B	5.32%	4.37%	4.97%
Series C	5.30%	4.20%	5.03%
Series D	5.28%	4.37%	5.02%
Series E	5.32%	4.30%	5.01%

Convertible & Income II:

For the year ended February 28, 2007, the annualized dividend rate ranged from:

	High	Low	At 2/28/07
Series A	5.32%	4.30%	5.03%
Series B	5.32%	4.21%	4.97%
Series C	5.30%	4.30%	5.01%
Series D	5.30%	4.30%	5.03%
Series E	5.32%	4.37%	5.02%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

6. Subsequent Common Dividend Declarations

On March 1, 2007, the following dividends were declared to common shareholders payable April 2, 2007 to shareholders of record on March 12, 2007:

Convertible & Income	$0.125 per common share
Convertible & Income II	$0.115625 per common share

On April 2, 2007 the following dividends were declared to common shareholders payable May 1, 2007 to shareholders of record on April 12, 2007:

Convertible & Income	$0.125 per common share
Convertible & Income II	$0.115625 per common share

24 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Funds Notes to Financial Statements
February 28, 2007

7. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (including Allianz Global Investors Distributors LLC, PEA Capital LLC and Allianz Global), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission ”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “ shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market tinming, brokerage commissions, revenue sharing and shelf-space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager, the Sub-Adviser and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “ market timing” and “ revenue sharing/shelf-space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits and have been consolidated in a muti-district litigation proceeding in the U.S. District Court for the District of Maryland, and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the U.S. District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser or their affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 25

Nicholas-Applegate Convertible & Income Fund Financial Highlights
For a share of common stock outstanding throughout each period:

					For the Period
					March 31, 2003*
		Year ended			through
	February 28, 2007	February 28, 2006		February 28, 2005	February 29, 2004
Net asset value, beginning of period	$14.69	$16.07		$16.67	$14.33	**
Income from Investment Operations:
Net investment income	1.66	1.51		1.48	1.28
Net realized and change in unrealized gain
(loss) on investments and interest rate caps	0.55	(0.48)		0.38	2.61
Total from investment operations	2.21	1.03		1.86	3.89
Dividends and Distributions on
Preferred Shares from:
Net investment income	(0.34)	(0.25)		(0.12)	(0.07)
Net realized gains	(0.03)	(0.02)		(0.02)	—
Total dividends and distributions
on preferred shares	(0.37)	(0.27)		(0.14)	(0.07)
Net increase in net assets applicable to
common shareholders resulting from
investment operations	1.84	0.76		1.72	3.82
Dividends and Distributions to
Common Shareholders from:
Net investment income	(1.50)	(1.91)		(1.50)	(1.33)
Net realized gains	(0.19)	(0.23)		(0.82)	(0.03)
Total dividends and distributions to
common shareholders	(1.69)	(2.14)		(2.32)	(1.36)
Capital Share Transactions:
Common stock offering costs charged to
paid-in capital in excess of par	—	—		—	(0.03)
Preferred shares offering costs/underwriting
discounts charged to paid-in capital in
excess of par	—	—		—	(0.09)
Total capital share transactions	—	—		—	(0.12)
Net asset value, end of period	$14.84	$14.69		$16.07	$16.67
Market price, end of period	$16.08	$15.69		$15.82	$16.38
Total Investment Return (1)	14.60%	14.30%		11.53%	18.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
shareholders, end of period (000)	$1,050,149	$1,017,779		$1,086,001	$1,101,833
Ratio of expenses to average net assets (2)	1.27%	1.28	% (4)	1.24%	1.17	% (3)
Ratio of net investment income to average
net assets (2)	11.37%	10.03%		9.20%	8.97	% (3)
Preferred shares asset coverage per share	$74,981	$73,442		$76,698	$77,460
Portfolio turnover	67%	52%		70%	86%

*	Commencement of operations
**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of the period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund ’ s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2)	Calculated on the basis of income and expenses applicable to both common shares and preferred shares relative to the average net assets of common shareholders.
(3)	Annualized.
(4)	Ratio of expenses to average net assets, excluding excise tax expense is 1.26%.

26 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07 | See accompanying Notes to Financial Statements

Nicholas-Applegate Convertible & Income Funds II Financial Highlights
For a share of common stock outstanding throughout each period:

		For the Period				For the Period
		July 1, 2005				July 31, 2003*
	Year ended	through		Year ended		through
	February 28, 2007	February 28, 2006 †		June 30, 2005		June 30, 2004
Net asset value, beginning of period	$14.70	$14.61		$15.18		$14.33	**
Income from Investment Operations:
Net investment income	1.69	1.04		1.59		1.23
Net realized and change in unrealized gain
(loss) on investments and interest rate caps	0.61	0.58		(0.39)		1.10
Total from investment operations	2.30	1.62		1.20		2.33
Dividends and Distributions on
Preferred Shares from:
Net investment income	(0.38)	(0.17)		(0.21)		(0.08)
Net realized gains	(0.04)	(0.05)		(0.00	) ††	—
Total dividends and distributions
on preferred shares	(0.42)	(0.22)		(0.21)		(0.08)
Net increase in net assets applicable to
common shareholders resulting from
investment operations	1.88	1.40		0.99		2.25
Dividends and Distributions to
Common Shareholders from:
Net investment income	(1.42)	(1.05)		(1.42)		(1.24)
Net realized gains	(0.25)	(0.26)		(0.14)		(0.03)
Total dividends and distributions to common
shareholders	(1.67)	(1.31)		(1.56)		(1.27)
Capital Share Transactions:
Common stock offering costs charged to
paid-in capital in excess of par	—	—		—		(0.03)
Preferred shares offering costs/underwriting
discounts charged to paid-in capital in
excess of par	—	—		—		(0.10)
Total capital share transactions	—	—		—		(0.13)
Net asset value, end of period	$14.91	$14.70		$14.61		$15.18
Market price, end of period	$15.42	$15.14		$14.74		$14.05
Total Investment Return (1)	13.99%	12.10%		16.44%		1.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
shareholders, end of period (000)	$879,014	$850,769		$834,909		$855,783
Ratio of expenses to average net assets (2)	1.34%	1.37% (3)(4)		1.35%		1.23	% (3)
Ratio of net investment income to average
net assets (2)	11.56%	10.57	% (3)	9.79%		8.87	% (3)
Preferred shares asset coverage per share	$68,493	$67,096		$66,319		$67,359
Portfolio turnover	60%	33%		67%		73%

*	Commencement of operations
**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
†	During the period the Fund's fiscal year-end changed from June 30 to February 28.
††	Less than $0.005 per share.
(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of the period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2)	Calculated on the basis of income and expenses applicable to both common shares and preferred shares relative to the average net assets of common shareholders.
(3)	Annualized.
(4)	Ratio of expenses to average net assets, excluding excise tax expense is 1.35%.

See accompanying Notes to Financial Statements | 2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 27

Nicholas-Applegate Convertible & Income Funds Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:

Nicholas-Applegate Convertible & Income Fund
Nicholas-Applegate Convertible & Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the Nicholas-Applegate Convertible & Income Fund and Nicholas-Applegate Convertible & Income Fund II (the “Funds ”) at February 28, 2007, and the results of each of their operations, changes in each of their net assets applicable to common shareholders and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 25, 2007

28 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Funds Tax Information/Corporate Changes (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year-end (February 28, 2007) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended February 28, 2007 were as follows:

Convertible & Income:
Dividends to common shareholders from ordinary income	$1.4854
Dividends to preferred shareholders from ordinary income	$1,148.8248

Distributions to common shareholders from net long-term capital gains	$0.1940
Distributions to preferred shareholders from net long-term capital gains	$85.8904

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 23.4% or the maximum allowable amount.

The percentage of ordinary dividends paid by the Fund during the period ended February 28, 2007, which qualified for the Dividends Received Deduction available to corporate shareholders was 23.4% or the maximum allowable amount.

Convertible & Income II:
Dividends to common shareholders from ordinary income	$1.4195
Dividends to preferred shareholders from ordinary income	$1,114.8412

Distributions to common shareholders from net long-term capital gains	$0.24581
Distributions to preferred shareholders from net long-term capital gains	$119.6290

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 25.7% or the maximum allowable amount.

The percentage of ordinary dividends paid by the Fund during the period ended February 28, 2007, which qualified for the Dividends Received Deduction available to corporate shareholders was 25.7% or the maximum allowable amount.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2008. In January 2008, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2007. The amount that will be reported, will be the amount to use on your 2007 federal income tax return and may differ from the amount which must be reported in connection with each Fund ’ s tax year ended February 28, 2007. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Corporate Changes:

On December 12, 2006, the Funds’ Board of Trustees appointed John C. Maney as a Class III (interested) Trustee and appointed Hans W. Kertess as Chairman of the Board of Trustees, effective January 1, 2007.

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 29

Nicholas-Applegate Convertible & Income Funds Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party with the consent or at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder ’ s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder ’ s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2006 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission ’ s website at www.sec.gov.

30 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Funds Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “ Plan ”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent ”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder ’ s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor ’ s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund ’ s dividend disbursement agent.

Unless you elect (or your broker or nominee ’ s) elect not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 31

Nicholas-Applegate Convertible & Income Funds Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held
with Funds, Length of Service, Other
Trusteeships/Directorships Held by
Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes
Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company.
Date of Birth: 7/12/39	Formerly, Managing Director, Royal Bank of Canada Capital
Chairman of the Board of Trustees since: 2007	Markets.
Trustee since: 2004 (Convertible & Income)/2003
(Convertible & Income II)
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 26 Funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Paul Belica	Retired. Formerly, Director, Student Loan Finance Corp.,
Date of Birth: 9/27/21	Education Loans, Inc., Goal Funding, Inc., Goal Funding II,
Trustee since: 2003	Inc. and Surety Loan Fund, Inc.; Formerly, Manager of
Term of Office: Expected to stand for re-election	Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC &
at 2009 (Convertible & Income)/2007 (Convertible	Wynstone Fund LLC.
& Income II) annual meeting of shareholders.
Trustee/Director of 26 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Robert E. Connor	Corporate Affairs Consultant. Formerly, Senior Vice
Date of Birth: 9/17/34	President, Corporate Office, Smith Barney Inc.
Trustee since: 2003
Term of office: Expected to stand for re-election
at 2007 annual meeting of shareholders.
Trustee/Director of 26 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John J. Dalessandro II	Retired. Formerly, President and Director, J.J. Dalessandro II
Date of Birth: 7/26/37	Ltd., registered broker-dealer and member of the New York
Trustee since: 2003	Stock Exchange.
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 26 funds in Fund Complex
Trustee/Director of no funds outside of Fund complex

32 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

Nicholas-Applegate Convertible & Income Funds Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held
with Funds, Length of Service, Other
Trusteeships/Directorships Held by
Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes
Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

John C. Maney†	Chief Financial Officer of Allianz Global Investors Fund
Date of Birth: 8/3/59	Management LLC; Managing Director and Chief Financial
Trustee since 2006	Officer of AGIFM and Allianz Global Investors of America L.P.
Term of office: Expected to stand for election	since Jan. 2005 and Chief Operating Officer of Allianz Global
at 2007 annual meeting of shareholders.	Investors of America since Nov. 2006, Executive Vice President
Trustee of 61 Funds in the Fund Complex	and Chief Financial Officer since 2001. Chief Financial
Officer of PIMCO, Oppenheimer Capital LLC, AGID, NFJ
Investment Group and a number of other affiliated entities.
Chief Financial Officer and Executive Vice President of
Allianz Global Investors Distributors LLC. Formerly, Executive
Vice President and Chief Financial Officer of Apria
Healthcare Group, Inc. (1998-2001)

William B. Ogden, IV	Asset Management Industry Consultant. Formerly,
Date of Birth: 1/11/45	Managing Director, Investment Banking Division of Citigroup
Trustee since: 2006	Global Markets Inc.
Term of office: Expected to stand for election
at 2007 annual meeting of shareholders.
Trustee of 25 Funds in Fund Complex
Trustee of no funds outside of Fund Complex

R. Peter Sullivan III	Retired. Formerly, Managing Partner, Bear Wagner
Date of Birth: 9/4/41	Specialists LLC, specialist firm on the New York Stock
Trustee since: 2004	Exchange.
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

†	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partners LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Aust ralia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about the Funds’ Trustees is available in the Funds ’ Statements of Additional Information, dated May 21, 2003 (Convertible & Income)/September 25, 2003 (Convertible & Income II), which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

2.28.07 | Nicholas-Applegate Convertible & Income Funds Annual Report 33

Nicholas-Applegate Convertible & Income Funds Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel	Executive Vice President, Director of Fund Administration
Date of Birth: 11/14/64	Allianz Global Investors Fund Management LLC; Director of
President & Chief Executive Officer since: 2005	8 funds in the Fund Complex; President and Chief Executive
Officer of 34 funds in the Fund Complex; Treasurer, Principal
Financial and Accounting Officer of 37 funds in the Fund
Complex.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund
Date of Birth: 3/10/66	Management LLC; Treasurer, Principal Financial and
Treasurer, Principal Financial and Accounting	Accounting Officer of 34 funds in the Fund Complex;
Officer since: 2005	Assistant Treasurer of 37 funds in the Fund Complex.

Scott Whisten	Vice President, Allianz Global Investors Fund Management
Date of Birth: 3/13/71	LLC; Assistant Treasurer of 70 funds in the Fund Complex.
Assistant Treasurer since: 2007	Formerly, Accounting Manager, Prudential Investments
(2000-2005).

Thomas J. Fuccillo	Senior Vice President, Senior Counsel, Allianz Global
Date of Birth: 3/22/68	Investors of America L.P., Secretary of 71 funds in the Fund
Secretary, Vice President, and Chief Legal Officer	Complex. Formerly, Vice President and Associate General
since: 2005	Counsel, Neuberger Berman, LLC.

Youse E. Guia	Senior Vice President, Group Compliance Manager,
Date of Birth: 9/3/72	Allianz Global Investors of America L.P.; Chief Compliance
Chief Compliance Officer since: 2005	Officer of 71 funds in the Fund Complex. Formerly,
Vice President, Group Compliance Manager, Allianz Global
Investors of America L.P. (2002-2004); Audit Manager,
PricewaterhouseCoopers LLP (1996-2002).

William V. Healey	Executive Vice President and Chief Legal Officer, Allianz
Date of Birth: 7/28/53	Global Investors of America L.P., Executive Vice President,
Assistant Secretary since: 2006	Chief Legal Officer and Secretary, Allianz Global Investors
Fund Management LLC, Allianz Global Investors Distributors
LLC, Allianz Global Investors Advertising Agency Inc., Allianz
Global Investors Managed Accounts LLC, Allianz Global
Investors U.S. Retail LLC and OpCap Advisors LLC; Assistant
Secretary of 70 funds in the Fund Complex. Formerly, Chief
Legal Officer, Vice President and Associate General Counsel
of The Prudential Insurance Company of America (1998-2005).

Richard H. Kirk	Senior Vice President, Allianz Global Investors of America L.P.
Date of Birth: 4/06/61	(since 2004). Senior Vice President, Associate General Counsel,
Assistant Secretary since: 2006	Allianz Global Investors Distributors LLC; Assistant
Secretary of 70 funds in the Fund Complex. Formerly, Vice
President, Counsel, The Prudential Insurance Company of
America/American Skandia (2002-2004).

Kathleen A. Chapman	Assistant Secretary of 70 funds in the Fund Complex. Formerly,
Date of Birth: 11/11/54	Manager – IIG Advisory Law, Morgan Stanley (2004-2005);
Assistant Secretary since: 2006	Paralegal, The Prudential Insurance Company of America; and
Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava	Assistant Secretary of 71 funds in the Fund Complex. Formerly,
Date of Birth: 9/20/77	Research Assistant, Dechert LLP (2004-2005); Research
Assistant Secretary since: 2006	Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

34 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.28.07

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Trustees and Principal Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Scott Whisten
Trustee	Assistant Treasurer
John J. Dalessandro II	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Youse E. Guia
Trustee	Chief Compliance Officer
William B. Ogden, IV	William V. Healey
Trustee	Assistant Secretary
R. Peter Sullivan III	Richard H. Kirk
Trustee	Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Advisers
Nicholas-Applegate Capital Management LLC
600 West Broadway, 30th Fl
San Diego, California 92101

Custodian & Accounting Agent
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of Nicholas-Applegate Convertible & Income Fund and Nicholas-Applegate Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their common stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’website at www.allianzinvestors.com/closedendfunds.

On October 4, 2006, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds ’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,000 in 2006 and $48,000 in 2007.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $10,000 in 2006 and $10,000 in 2007.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $15,000 in 2006 and $12,000 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Nicholas-Applegate Convertible & Income Fund (THE “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,778,225 and the 2007 Reporting Period was $1,715,429.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nicholas-Applegate Convertible and Income Fund (NCV) & Nicholas-Applegate Convertible and Income Fund II(NCZ) (each a “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub- adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Nicholas-Applegate Capital Management LLC ("NACM")

Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines"), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM's fiduciary duties to its clients and protect and enhance its clients' economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM's normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders' ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC ("Glass Lewis"), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis' recommendation if NACM reasonably determines that to do so is in its clients' best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM's Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients' proxies due to cost or other factors.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

1) NACM

As of May 8, 2007, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Nicholas-Applegate Convertible & Income Fund (NCV) and Nicholas-Applegate Convertible & Income Fund II (NCZ), with Mr. Forsyth serving as head of the team:

Douglas G. Forsyth, CFA

Managing Director, Portfolio Manager, Income and Growth Strategies

Doug Forsyth oversees Nicholas-Applegate's US High Yield Bond and US Convertibles portfolio management and research teams and is a member of the firm’s Executive Committee. Prior to joining Nicholas-Applegate in 1994, Doug was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Doug was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance. He has fifteen years of investment industry experience.

William (Brit) L. Stickney

Managing Director, Portfolio Manager, Income and Growth Strategies

Brit Stickney has portfolio management and research responsibilities as a member of the firm’s Income and Growth Strategies team. Prior to joining the firm in 1999, he was a vice president of Institutional Fixed Income Sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. Brit’s previous experience was in institutional fixed income with Cowen & Company and Wayne Hummer & Company. He holds an M.B.A. from the Kellogg School of Management, Northwestern University, and a B.S. in finance from Miami University, Ohio. He has eighteen years of investment industry experience.

Justin Kass, CFA

Senior Vice President, Portfolio Manager, Income and Growth Strategies

Justin Kass joined the firm in 2000 with responsibilities for portfolio management and research on our Income and Growth Strategies team. He was previously an analyst and interned on the team, where he added significant depth to our proprietary Upgrade Alert Model. He earned his M.B.A. in finance from The UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has nine years of investment industry experience.

Michael E. Yee

Senior Vice President, Portfolio Manager, Income and Growth Strategies

Michael Yee has portfolio management, trading and research responsibilities for the Income and Growth Strategies team. He has been a member of the team since 1999. Michael was previously an analyst for the Global/Systematic team, held positions in global and domestic portfolio administration areas, and in client services. Prior to joining the firm in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Michael holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has thirteen years of investment industry experience.

David A. Foster, CPA, CFA

Associate, Analyst

David Foster joined the firm in 2007 with research responsibilities on the Income and Growth Strategies team. He was previous an investment banking associate in the financial advisory services group for Houlihan Lokey Howard & Zukin, a national investment banking firm; a senior financial specialist at BAE Systems; supervising senior accountant at KPMG LLP; and senior accountant at Follmer, Rudzewicz & Co., PC. David earned his M.B.A. from the University of Southern California, Marshall School of Business, graduating Magna cum Laude, and his B.A. degree from Albion College, also graduating Magna cum Laude. He has ten years of investment industry experience.

Elizabeth Lemesevski

Senior Vice President, Analyst

Liz Lemesevski joined the firm in 2001 with portfolio management and research responsibilities on the Income and Growth Strategies team. She was previously an analyst with T.A. McKay & Co., a boutique high yield firm; with Citibank’s secondary loan trading division; and in client service with CoreStates International Bank specializing in the Asia Pacific region. She earned her M.B.A. in finance from Fordham University and a B.S. in finance, with a double major in French, from Rutgers University. She is a CFA Level II candidate with fifteen years of investment industry experience.

Nicole D. Larrabee

Fixed Income Trading Assistant

As a member of the Income and Growth Strategies team, Nicole Larrabee has responsibilities in portfolio management, trading and research. Prior to joining the firm in 2000 as an account administrator, Nicole was a sales associate with Salomon Smith Barney (Schroders); Lehman Brothers, Inc.; and Heflin and Co., LLC; and conducted research as an intern for Sun Alliance Holdings, Ltd. and Cantor Fitzgerald and Co., Inc. Nicole earned her B.S. in business administration from The University of Arizona. She has twelve years of investment industry experience.

2) NACM

The following summarizes information regarding each of the accounts, excluding each Fund, as applicable, that were managed by portfolio managers. The information is as of February 28, 2007, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

	Other RICs			Other Accounts		Other Pooled

PM	#	AUM($million)		#	AUM($million)	#	AUM($million)

		Excluding	Excluding
		NCV	NCZ

Douglas G.	6	2,514.5	2,707.8	12	1,505.0	4	719.2
Forsyth,
CFA

Justin Kass,	6	2,514.5	2,707.8	12	1,505.0	4	719.2
CFA

William	6	2,514.5	2,707.8	12	1,505.0	4	719.2
(Brit) L.
Stickney

Michael E.	6	2,514.5	2,707.8	12	1,505.0	4	719.2
Yee

Elizabeth	6	2,514.5	2,707.8	12	1,505.0	4	719.2
Lemesevski

David A.	6	2,514.5	2,707.8	12	1,505.0	4	719.2
Foster,
CFA

Nicole D.	6	2,514.5	2,707.8	12	1,505.0	4	719.2
Larrabee

Accounts and Assets for which Advisory Fee is Based on Performance

	Other RICs		Other Accounts		Other Pooled

PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G.	-	-	-	-	1	291.9
Forsythe,
CFA

Justin Kass,	-	-	-	-	1	291.9
CFA

William	-	-	-	-	1	291.9
(Brit) L.
Stickney

Michael E.	-	-	-	-	1	291.9
Yee

Elizabeth	-	-	-	-	1	291.9
Lemesevski

David A.	-	-	-	-	1	291.9
Foster,
CFA

Nicole D.	-	-	-	-	1	291.9
Larrabee

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Adviser believes are faced by investment professionals at most major financial firms.

The Investment Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a Portfolio Manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser and the Board of Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Investment Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a

Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies. A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages. See “Portfolio Transactions and Brokerage”.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Codes of Ethics adopted by the Investment Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

a) 3)

As of February 28, 2007, the following explains the compensation structure of each individual (as listed in the Prospectus) that shares primary responsibility for day-to-day portfolio management of the Funds (for the purposes of this section, “Portfolio Managers”):

Base Salary. Each Portfolio Manager is paid a fixed base salary set at a competitive level, taking into consideration the Portfolio Manager’s experience and responsibilities, as determined by the Investment Adviser.

Annual Bonus, Profit Sharing Plan and Long-Term Cash Bonus Plan. Each Portfolio Manager’s compensation is directly affected by the performance, on a pre-tax basis, of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual’s portfolio management team and the overall success of the firm.

Approximately 75% of a portfolio managers performance bonus is based on one- (30% weight), three- (60% weight), and five-year (10% weight) annualized performance under his or her management. This takes into account relative performance of the accounts to each account’s individual benchmark (which includes the CSFB Convertible Index, the Merrill Lynch All Convertible All Quality Index, and the Merrill Lynch High Yield Master II Index) (representing approximately one half of the calculation) and the accounts’ peer rankings in institutional consultant universes (representing the other half). In the case of each Fund, the benchmark against which the performance of the Fund’s portfolio will be compared for these purposes is indicated in the “Past Performance” sections of the prospectus. The remaining 25% of the bonus is based on a qualitative review and overall firm profitability. The qualitative review evaluates each NACM Portfolio Manager based on the individual’s contribution to the implementation of the investment process of his or her accounts, including the Fund. The lead portfolio manager indicated for each Fund evaluates the other members of the portfolio management team. The Chief Investment Officer (Mr. Valeiras) evaluates the lead portfolio managers.

Investment teams participate in a profit-sharing plan which provides opportunity for additional compensation. Each team receives a pool which is based on the pre-tax profit of their product(s). All team members are eligible to participate in the pool. Allocations are decided by the Chief Investment Officer and lead portfolio managers of the teams. The share of pre-tax profit increases with increasing profitability. This structure, together with the bonus based on investment performance, fully aligns the team with client interests.

A Long-Term Cash Bonus Plan provides long-term incentives and rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan provides awards that are based on the operating earnings growth of the Allianz Global Investors companies, as well as Nicholas-Applegate’s achievement of average operating earnings relative to plan on a three-year basis. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

NACM

As of February 28, 2007, none of the portfolio managers beneficially own any of the shares issued by the Funds.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			Total Number
			of Shares Purchased	Maximum Number of
	Total Number	Average	as Part of Publicly	Shares that May yet Be
	of Shares	Price Paid	Announced Plans or	Purchased Under the Plans
Period	Purchased	Per Share	Programs	or Programs
March 2006	N/A	14.89	115,285	N/A
April 2006	N/A	14.81	112,230	N/A
May 2005	N/A	14.83	111,603	N/A
June 2006	N/A	15.04	109,296	N/A
July 2006	N/A	14.91	110,032	N/A
August 2006	N/A	15.04	108,084	N/A
September 2006	N/A	15.31	105,192	N/A
October 2006	N/A	14.97	172,573	N/A
October 2006	N/A	15.07	109,821	N/A
November 2006	N/A	15.21	106,382	N/A
December 2006	N/A	15.16	105,729	N/A
January 2006	N/A	15.34	104,292	N/A
February 2006	N/A	15.37	106,080	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)           The registrant's President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There were no significant changes in the registrant's internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Convertible & Income Fund

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date May 8, 2007

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date May 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer
Date May 8, 2007

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date May 8, 2007